Exhibit 99.1
FOR IMMEDIATE RELEASE
A. SCHULMAN ANNOUNCES CEO TERRY L. HAINES WILL RETIRE
BY MARCH 1, 2008
AKRON, Ohio and NEW YORK, New York — November 16, 2007 — A. Schulman Inc. (Nasdaq-GS: SHLM) announced today that its long-serving and dedicated Chairman, President and Chief Executive Officer, Terry L. Haines, will retire. Haines and the Company have identified a highly qualified candidate and are negotiating with that individual to assume the CEO position by March 1, 2008. Haines, a 42-year employee of the Company, will retire once the new CEO is in place.
“My entire adult life has been devoted to A. Schulman and its stockholders and I have enjoyed a wonderful relationship with our Board of Directors and the employees of our Company around the world over the years,” Haines said. “I am confident that the candidate we have identified is the right person to lead the Company to new levels of success. I am convinced that the Company is positioned to achieve great things through its strategic plans and initiatives, including the restructuring of our North American operations and launch of our new Invision® product. I have rarely imagined life after A. Schulman, but it is the right time to begin that life as long as I can help the Company prepare for its future successes.”
Haines was appointed President and Chief Executive Officer in January 1991 and was appointed Chairman of the Board in January 2006. Will Holland, the lead independent director of the Company, expressed the Board’s appreciation to Haines. “The Board is sincerely grateful to Terry for his many years of dedication, leadership, commitment and strength of character,” said Holland.
The Company also announced today that it has reached an agreement with a group of investors led by Barington Capital Group, L.P. on matters relating to the Company’s 2007 Annual Meeting of Stockholders.
Under the terms of the agreement, the Barington Group has withdrawn its notice of intent to nominate persons for election as directors at the Company’s 2007 Annual Meeting and has agreed to abide by certain standstill provisions until the Company’s 2008 Annual Meeting. The Barington Group has agreed to support the Company’s slate of directors for election at the 2007 Annual Meeting — including Haines; James A. Mitarotonda, the Chairman, President and Chief Executive Officer of Barington; incumbent director James A. Karman; and an additional new director, to be recommended by the Barington Group and reasonably acceptable to the Company.
The Company has also agreed to form a special committee of the Board, to include the CEO of the Company and Mitarotonda along with other directors, to consider all strategic alternatives available to the Company to maximize stockholder value, including, without limitation, a strategic acquisition, merger or sale of the Company.
Finally, the Board has agreed to increase to five (5) million the number of shares authorized to be repurchased under the Company’s current share repurchase program. The Company intends to repurchase at least two (2) million shares under the program in the fiscal year ending August 31, 2008, subject to market conditions and compliance with applicable laws.
3550 WEST MARKET STREET • AKRON, OH 44333 U.S.A. • TELEPHONE 330/666-3751

The Corporation will file a proxy statement in connection with its 2007 Annual Meeting of Stockholders. The Corporation’s stockholders are strongly advised to read the proxy statement and the accompanying WHITE proxy card when they become available, as they will contain important information. Stockholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Corporation with the Securities and Exchange Commission for free at the website maintained by the Securities and Exchange Commission at www.sec.gov. The proxy statement and any amendments and supplements to the proxy statement also will be available for free at the Corporation’s website at www.aschulman.com or by writing to A. Schulman, Inc., 3550 West Market Street, Akron, Ohio 44333. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Georgeson Inc., toll-free at 1-877-668-1646 or by e-mail at aschulmaninc@georgeson.com. Detailed information regarding the interests of individuals who are participants in the solicitation of proxies of the Corporation’s stockholders is available on Schedule 14A filed with the Securities and Exchange Commission on November 13, 2007.
About A. Schulman Inc.
Headquartered in Akron, Ohio, A. Schulman is a leading international supplier of high-performance plastic compounds and resins. These materials are used in a variety of consumer, industrial, automotive and packaging applications. The Company employs about 2,500 people and has 17 manufacturing facilities in North America and Europe (including Asia). Revenues for the fiscal year ended August 31, 2007, were approximately $1.8 billion. Additional information about A. Schulman can be found at www.aschulman.com.
About Barington Capital Group, L.P.
Barington Capital Group, L.P. is an investment management firm that primarily invests in undervalued, small and mid-capitalization companies. Barington and its principals are experienced value-added investors who have taken active roles in assisting companies in creating or improving shareholder value. Barington represents a group of investors that own approximately 9% of the outstanding shares of common stock of the Company.
Forward-Looking Statements
Certain statements in this release may constitute forward-looking statements within the meaning of the Federal securities laws. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use such words as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. These forward-looking statements are based on currently available information, but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company’s operations and business environment, which are difficult to predict and are beyond the control of the Company. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following:
•	Worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company’s major product markets;

•	Fluctuations in the value of currencies in major areas where the Company operates, including the U.S. dollar, euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan and Indonesian rupiah;

•	Fluctuations in the prices of sources of energy or plastic resins and other raw materials;

•	Changes in customer demand and requirements;

•	Escalation in the cost of providing employee health care;

•	The outcome of any legal claims known or unknown; and

•	The performance of the North American auto market.
Additional risk factors that could affect the Company’s performance are set forth in the Company’s Annual Report on Form 10-K. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations.
This release contains time-sensitive information that reflects management’s best analysis only as of the date of this release. A. Schulman does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in A. Schulman’s periodic filings with the Securities and Exchange Commission.
Contact
The Barington Group
Somna Maraj
Edelman
(212) 704-8175
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